UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05133 )

Exact name of registrant as specified in charter: Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007 - August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

FUND SYMBOL: PCF

8|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Income
Securities Fund

8|31|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders	5
Performance in depth.	8
Your fund’s management.	9
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders.	14
Financial statements	15
Federal tax information	35
Compliance certifications	35
Shareholder meeting results	35
About the Trustees	36
Officers	39

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund
Opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange —or convert — the bond for a fixed number of shares of stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, automotive, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam High Income Securities Fund has held securities
from a variety of sectors and industries.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 8/31/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, market price, and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 8–9 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92. The JPMorgan Developed High Yield Index began operations on 12/31/94.

“Uncertain and volatile market environments
create challenges for high-yield investors. At
the same time, market downturns normally
produce many attractive opportunities, and
we are currently finding such opportunities
among‘busted’ convertible bonds across
various sectors and industry groups.”

David King, Portfolio Leader, Putnam High Income Securities Fund

Credit qualities shown as a percentage of portfolio value as of 8/31/08. A bond rated Baa/BBB or higher is considered investment grade. Ratings will vary over time.

Credit quality overview

How did the fund perform for the period, Dave?

It was an extraordinarily difficult environment for the fund’s investment approach. However, while the fund’s negative absolute return was disappointing, it performed well on a relative basis. Specifically, the fund fell 3.51% at net asset value, but declined far less than its primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, which dropped by 11.33%. The fund also outperformed the negative 7.77% average return registered by its Lipper peer group, Convertible Securities Funds (closed-end). All in all, the fund held up well during a challenging period for equity markets and for the credit-sensitive areas of the fixed-income market.

What major factors were behind the challenging market environment?

The major factor affecting the market environment was the contagion that began in the subprime mortgage-loan market and then spread to the high-yield market and beyond. The actual credit problems that spawned the contagion were in the mortgage market, not the high-yield convertible and bond markets. However, as market participants reassessed the risk exposures in their portfolios, the yields on any type of fixed-income security that carried credit risk rose as prices declined. Investors moved away en masse from risk to what they perceived to be more liquid and/or safe securities, such as U.S. Treasuries and other government bonds.

Rob, what factors specific to the high-yield bond market, separate from high-yield convertibles, were at play?

In the high-yield bond arena, supply-and-demand disruptions were an additional factor that weighed on the market. There was a considerable backlog of securities issued to finance leveraged buyouts and other mergers and acquisitions. Banks were left holding these bonds when the market for riskier debt securities dried up.

Dave, to what do you attribute the fund’s relative outperformance?

It was due to a combination of good security selection and the structural differences that often exist between high-yielding convertible securities and low-quality securities. In other words, there are high-yield convertibles available that carry investment-grade credit ratings.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 10.

The fund’s primary benchmark is composed predominantly of companies with low credit ratings. However, a central tenet of our strategy is to invest in high-yielding convertibles, and when we can find high-yielding convertibles that are issued by more creditworthy investment-grade companies, so much the better.

What were some of the individual companies that added to results?

Among the fund’s convertible holdings, the top contributors were an out-of-benchmark position in convertible preferred stock issued by McMoRan Exploration — a company that is engaged in the exploration, development, and production of oil and natural gas — and an overweight position in International Coal Group, a major coal producer. Nationwide Health Properties, a real estate investment trust for long-term-care facilities, also was a leading contributor.

Similar to most of the issuers in the fund’s primary benchmark, International Coal’s convertibles carry a relatively low credit rating. On the other hand, Nationwide Health is a good example of what I talked about earlier: a high-yielding issue that carries an investment-grade credit rating.

What other positions helped the fund’s returns?

We took a cautious approach to convertibles issued by automakers by maintaining underweighted positions in Ford and General Motors. Automakers are a substantial industry in the fund’s primary benchmark, and auto-makers’ securities generally performed poorly during the period. As a result, our defensive stance helped the fund’s relative performance.

Semiconductor manufacturer Advanced Micro Devices (AMD) also contributed positively to relative results among the fund’s convertible holdings. AMD was an atypical investment for the fund because, normally, convertible bonds issued by the company don’t meet our yield parameters. However, as investors perceived an intensified competitive threat to AMD from market leader Intel, the prices of AMD’s common stock and convertible bonds plummeted during the first half of the period. This price action drove the yields on the convertibles sharply higher and brought them onto our radar screen.

Which holdings were the main detractors from performance?

Consistent with the poor performance of the financials sector in general, our positions in convertibles issued by the Federal National Mortgage Association (Fannie Mae) and Lehman Brothers were the primary detractors. Fannie Mae, along with the Federal Home Loan Mortgage Corporation (Freddie Mac) — another government-sponsored enterprise

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Also shown is each holding’s market sector and the specific industry group within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECURITY INFORMATION	SECTOR/INDUSTRY

Chesapeake Energy Corp. (1.5%)	$4.50 cum. cv. pfd.	Energy/Oil and gas
Nationwide Health Properties, Inc. (1.4%)	$7.75 cv. pfd.	Financials/Real estate
Crown Castle International Corp. (1.3%)	$3.125 cum. cv. pfd.	Communication services/Telecommunications
Freeport-McMoRan Copper & Gold, Inc. (1.2%)	$6.75 cv. pfd.	Basic materials/Metals
Countrywide Financial Corp. (1.2%)	144A cv. company guaranty sr. unsec. notes	Financials/Consumer finance
FRN Ser. A, zero%, 2037
Arris Group, Inc. (1.1%)	cv. sr. unsec. notes 2s, 2026	Technology/Communications equipment
Pantry, Inc. (The) (1.1%)	cv. sr. sub. notes 3s, 2012	Consumer staples/Retail
Stanley Works (The) (1.1%)	5.125% units cv. ARP	Consumer cyclicals/Building materials
Boston Private Financial Holdings, Inc. (1.1%)	cv. sr. unsec. notes 3s, 2027	Financials/Banking
Sinclair Broadcast Group, Inc. (1.0%)	cv. bonds 6s, 2012	Consumer staples/Broadcasting

that provides funding for home mortgages — suffered as both companies expanded their exposure to riskier home loans. As these and other loans — including many in areas, such as California and Florida, that are among those hardest hit by the housing crisis — started to go bad, the companies failed to raise enough capital late in calendar 2007 to see them through the current storm. (The fund did not own any securities issued by Freddie Mac.)

The fund owned two classes of Fannie Mae convertible preferred stock. We sold one class that we feared might prove worthless in the event of a government takeover and reorganization of the firm. We held on to the other class, believing that its differing terms might enable the security to perform better under a federal government-led recapitalization. Shortly after the period concluded, the U.S. government took control of both Fannie Mae and Freddie Mac, placing the companies under a conservatorship and giving management control to their regulator, the Federal Housing Finance Agency.

What’s the team’s outlook, Dave?

Uncertain and volatile market environments, such as the one we experienced during this period, create challenges for high-yield investors. And given the ongoing corrective process that is under way in the credit markets, combined with rising unemployment, a weak housing market, and a general economic malaise, volatility may persist for some time. That said, market downturns normally produce many attractive opportunities, and we are currently finding such opportunities among “busted” convertible bonds — securities whose underlying prices have fallen significantly below their conversion price — across various sectors and industry groups.

Rob, do you have any concluding thoughts regarding the high-yield bond portion of the fund?

Overall market fundamentals remain weak, with notable softness in the housing, financial, automotive, and retail industries. Given these conditions, we plan to maintain a broadly diversified portfolio and focus on managing risk by detecting deteriorating credits early. At the same time, as with high-yield convertibles, we will look to add to the fund’s high-yield bond holdings when we find what we believe are attractive opportunities, while maintaining our risk management discipline.

Thank you, gentlemen, for your time and insights today.

I N  T H E  N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Board, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the“case-by-case” rescues of firms such as Bear Stearns, AIG, Fannie Mae, and Freddie Mac had not done enough to restore investor confidence.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Portfolio composition comparison*

This chart shows how the fund’s top weightings have changed
over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

*Excludesshort-terminvestmentsheldascollateralforloanedsecurities.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/08

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.45%	8.49%

10 years	116.64	89.38
Annual average	8.04	6.59

5 years	50.51	40.98
Annual average	8.52	7.11

3 years	16.02	14.49
Annual average	5.08	4.61

1 year	–3.51	–5.09

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/08

			Lipper Convertible
	Merrill Lynch		Securities Funds
	All-Convertibles	JPMorgan Developed	(closed-end)
	Speculative Quality Index	High Yield Index	category average‡

Annual average
Life of fund (since 7/9/87)	—*	—†	8.69%

10 years	103.02%	72.25%	76.95
Annual average	7.34	5.59	5.83

5 years	39.08	39.05	36.57
Annual average	6.82	6.82	6.40

3 years	9.21	11.68	9.92
Annual average	2.98	3.75	3.19

1 year	–11.33	–1.16	–7.77

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

† The JPMorgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/08, there were 12, 10, 10, 5, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/08

Distributions

Number	12

Income	$0.5508

Capital gains	—

Total	$0.5508

Share value:	NAV	Market price

8/31/07	$9.15	$8.24

8/31/08	8.23	7.29

Current yield (end of period)

Current dividend rate*	6.69%	7.56%

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.88%	7.42%

10 years	99.28	35.38
Annual average	7.14	3.08

5 years	32.85	11.61
Annual average	5.85	2.22

3 years	4.74	–6.01
Annual average	1.56	–2.04

1 year	–15.31	–24.70

Your fund’s management

Your fund is managed by the members of the Putnam Large Cap Value and Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large Cap Value and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$778,000	$75,000,000

Putnam employees	$34,000	$517,000,000

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam New Value Fund and Putnam Convertible Income-Growth Trust. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, and Putnam Convertible-Income Growth Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 1st percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	82nd

Three-year period	64th

Five-year period	29nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 10, 10, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request,

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-year, five-year and ten-year periods ended September 30, 2008 were 16th, 10th, and 17th, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 2 out of 12, 1 out of 10, and 1 out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In October 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2008

The fund’s portfolio 8/31/08

CORPORATE BONDS		Principal
AND NOTES (40.3%)*		amount	Value

Basic Materials (4.1%)
Airgas, Inc. 144A company guaranty
sr. sub. notes 7 1/8s, 2018		$175,000	$176,750

AK Steel Corp. company guaranty
7 3/4s, 2012		305,000	311,863

Aleris International, Inc. company
guaranty 10s, 2016		45,000	31,388

Aleris International, Inc. company
guaranty 9s, 2014 ‡‡		230,000	179,400

ARCO Chemical Co. debs. 10 1/4s, 2010		220,000	220,000

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN 7.054s, 2012		150,000	101,250

Century Aluminum Co. company
guaranty 7 1/2s, 2014		265,000	257,050

Clondalkin Acquisition BV 144A
company guaranty sr. sec. notes
FRN 4.776s, 2013 (Netherlands)		75,000	61,594

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		450,000	475,875

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015 S		225,000	236,250

Freeport-McMoRan Copper & Gold,
Inc. sr. unsec. notes FRN 5.883s, 2015		80,000	80,652

Georgia-Pacific Corp. debs. 9 1/2s, 2011		345,000	350,175

Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		270,000	280,125

Hercules, Inc. company guaranty
6 3/4s, 2029		315,000	316,575

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		95,000	79,088

Huntsman International, LLC company
guaranty sr. unsec. sub. notes
7 7/8s, 2014		175,000	162,750

Huntsman, LLC company guaranty
sr. unsub. notes 11 5/8s, 2010		2,000	2,070

International Paper Co. bonds
7.4s, 2014		250,000	255,060

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		49,000	42,630

Metals USA, Inc. sec. notes
11 1/8s, 2015		340,000	355,300

Momentive Performance
Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		320,000	288,800

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		250,000	262,908

NewPage Corp. company
guaranty 10s, 2012		285,000	276,450

NewPage Holding Corp.
sr. notes FRN 9.986s, 2013 ‡‡		57,792	53,602

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		170,000	139,188

Novelis, Inc. company guaranty
7 1/4s, 2015		155,000	143,763

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	245,000	334,906

Smurfit-Stone Container
Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$140,000	112,000

CORPORATE BONDS		Principal
AND NOTES (40.3%)* cont.		amount	Value

Basic Materials cont.
Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
7 3/8s, 2012		$30,000	$29,700

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
6 3/4s, 2015		305,000	284,413

Stone Container Corp. sr. notes
8 3/8s, 2012		95,000	83,363

Tube City IMS Corp. company
guaranty 9 3/4s, 2015		160,000	149,600

Verso Paper Holdings, LLC/ Verso
Paper, Inc. company guaranty
11 3/8s, 2016		90,000	76,500

			6,211,038
Capital Goods (2.9%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016		170,000	165,325

Allied Waste North America, Inc.
sec. notes Ser. B, 5 3/4s, 2011		30,000	29,775

Baldor Electric Co. company guaranty
8 5/8s, 2017		80,000	81,000

BBC Holding Corp. sr. notes
8 7/8s, 2014		20,000	16,600

Berry Plastics Corp. company guaranty
sr. sec. notes FRN 7.541s, 2015		170,000	161,500

Blount, Inc. sr. sub. notes 8 7/8s, 2012		255,000	260,100

Bombardier, Inc. 144A sr. unsec.
notes FRN 8.09s, 2013 (Canada)	EUR	115,000	166,630

Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$200,000	203,500

General Cable Corp. company
guaranty sr. unsec. notes FRN
5.166s, 2015		230,000	198,950

Hawker Beechcraft
Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		210,000	205,800

Hawker Beechcraft
Acquisition Co., LLC sr. unsec. notes
8 1/2s, 2015		155,000	156,163

Hexcel Corp. sr. sub. notes
6 3/4s, 2015		280,000	271,600

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		100,000	101,750

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		215,000	205,863

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes
6 1/8s, 2014		110,000	106,150

L-3 Communications Corp. sr. sub.
notes 5 7/8s, 2015		50,000	47,125

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		395,000	408,535

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	50,000	67,248

Owens-Illinois, Inc. debs. 7 1/2s, 2010		$55,000	56,238

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		235,000	229,125

Ryerson Tull, Inc. 144A sec. notes
12s, 2015		165,000	161,700

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Capital Goods cont.
TD Funding Corp. company guaranty
7 3/4s, 2014	$290,000	$282,025

Terex Corp. company guaranty
7 3/8s, 2014	200,000	197,000

Titan International, Inc. company
guaranty 8s, 2012	395,000	391,050

WCA Waste Corp. company guaranty
9 1/4s, 2014	190,000	188,100

		4,358,852
Communication Services (3.7%)
American Tower Corp. 144A sr. notes
7s, 2017 S	280,000	278,600

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013	90,000	93,825

Centennial Cellular Operating Co., LLC
sr. unsec. notes 8 1/8s, 2014	50,000	50,750

Centennial Communications Corp.
sr. notes 10s, 2013	75,000	78,000

Centennial Communications Corp.
sr. unsec. notes FRN 8.541s, 2013	40,000	39,800

Citizens Communications Co. notes
9 1/4s, 2011	160,000	165,600

Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	335,000	332,069

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	160,000	150,208

Digicel, Ltd. 144A sr. unsec. unsub.
notes 9 1/4s, 2012 (Jamaica)	165,000	169,125

Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	245,000	249,594

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	430,000	452,038

Intelsat Intermediate Holding Co., Ltd.
company guaranty stepped-coupon
zero % (9 1/4s, 2/1/10), 2015
(Bermuda) ††	70,000	59,675

iPCS, Inc. company guaranty sr. sec.
notes FRN 4.926s, 2013	75,000	66,563

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	200,000	183,500

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	115,000	100,050

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014	370,000	366,763

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015	255,000	207,188

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015	275,000	222,750

Qwest Communications
International, Inc. company guaranty
7 1/2s, 2014	215,000	195,650

Qwest Corp. sr. unsec. notes
7 1/2s, 2014	90,000	83,475

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012	315,000	317,363

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Communication Services cont.
Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025	$65,000	$52,325

Rural Cellular Corp. sr. unsec. notes
9 7/8s, 2010	150,000	153,750

Rural Cellular Corp. sr. unsec. sub.
FRN 8.551s, 2012	50,000	51,000

Rural Cellular Corp. sr. unsec. sub.
notes FRN 5.682s, 2013	105,000	107,100

Sprint Capital Corp. company guaranty
6 7/8s, 2028	240,000	204,000

Syniverse Technologies, Inc. sr. sub.
notes Ser. B, 7 3/4s, 2013	280,000	263,200

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	190,000	192,613

West Corp. company guaranty
9 1/2s, 2014	265,000	225,913

Windstream Corp. company guaranty
8 5/8s, 2016	295,000	292,050

Windstream Corp. company guaranty
8 1/8s, 2013	155,000	153,450

		5,557,987
Consumer Cyclicals (6.8%)
Allison Transmission 144A company
guaranty 11s, 2015	160,000	147,200

American Media, Inc. sr. unsec. sub.
notes company guaranty 8 7/8s, 2011	40,000	29,600

American Media, Inc. sr. unsec. sub.
notes company guaranty Ser. B,
10 1/4s, 2009	295,000	227,150

American Media, Inc. 144A company
guaranty sr. unsec. sub. notes
10 1/4s, 2009	10,726	8,259

American Media, Inc. 144A company
guaranty sr. unsec. sub. notes
8 7/8s, 2011	1,454	1,076

Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	105,000	81,900

Associated Materials, Inc. company
guaranty 9 3/4s, 2012	310,000	309,225

Autonation, Inc. company guaranty
sr. unsec. notes FRN 4.791s, 2013	60,000	49,500

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	140,000	66,150

Boyd Gaming Corp. sr. sub. notes
7 1/8s, 2016	125,000	94,688

Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	290,000	224,025

D.R. Horton, Inc. company guaranty
8s, 2009	15,000	15,000

D.R. Horton, Inc. company guaranty
sr. unsub. notes 5s, 2009	110,000	108,900

Dex Media, Inc. disc. notes
stepped-coupon zero % (9s,
11/15/08), 2013 ††	40,000	23,200

FelCor Lodging LP company guaranty
8 1/2s, 2011 R	100,000	96,500

Ford Motor Credit Co., LLC notes
7 7/8s, 2010 S	470,000	405,154

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	515,000	422,478

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Consumer Cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	$179,000	$156,769

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	105,000	97,590

General Motors Corp. sr. unsec. unsub.
notes 7.2s, 2011	360,000	231,300

Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	270,000	277,425

Hanesbrands, Inc. company guaranty
sr. unsec. notes FRN Ser. B,
6.508s, 2014	340,000	294,100

Harrah’s Operating Co., Inc. 144A
company guaranty sr. notes
10 3/4s, 2016	565,000	379,963

Harry & David Holdings, Inc. company
guaranty 9s, 2013	115,000	85,100

Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN
7.81s, 2012	40,000	25,200

Host Marriott LP sr. notes
7 1/8s, 2013 R	120,000	113,100

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	245,000	229,075

Jostens IH Corp. company guaranty
7 5/8s, 2012	415,000	405,663

K. Hovnanian Enterprises, Inc. company
guaranty sr. sec. notes 11 1/2s, 2013	100,000	102,125

Lamar Media Corp. company guaranty
7 1/4s, 2013	175,000	166,250

Lamar Media Corp. sr. unsec. sub.
notes Ser. C, 6 5/8s, 2015	80,000	70,900

Lear Corp. company guaranty
8 1/2s, 2013	190,000	152,000

Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016 S	145,000	124,700

Levi Strauss & Co. sr. unsec. unsub.
notes 9 3/4s, 2015	303,000	273,079

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	295,000	215,350

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	130,000	101,400

Meritage Homes Corp. sr. notes
7s, 2014	35,000	27,825

Meritor Automotive, Inc. notes 6.8s, 2009	35,000	34,475

MGM Mirage, Inc. company guaranty
8 1/2s, 2010	95,000	91,913

MGM Mirage, Inc. company guaranty
6s, 2009	280,000	274,400

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,720

Michaels Stores, Inc. company guaranty
11 3/8s, 2016	315,000	201,600

Michaels Stores, Inc. company guaranty
10s, 2014	70,000	52,500

Neiman-Marcus Group, Inc. (The)
company guaranty 9s, 2015	475,000	461,938

NTK Holdings, Inc. sr. disc. notes
zero %, 2014	225,000	94,500

Oxford Industries, Inc. sr. notes
8 7/8s, 2011	100,000	97,250

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Consumer Cyclicals cont.
Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	$155,000	$147,250

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	200,000	155,000

Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	245,000	238,875

Quebecor Media, Inc. sr. unsec. notes
Ser. *, 7 3/4s, 2016 (Canada)	70,000	65,800

Reader’s Digest Association, Inc. (The)
company guaranty sr. unsec. sub. notes
9s, 2017	355,000	213,000

Realogy Corp. company guaranty
sr. notes 11s, 2014 ‡‡	130,000	61,100

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014	200,000	118,000

Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	25,000	20,125

Seminole Hard Rock Entertainment, Inc.
144A sr. sec. notes FRN 5.276s, 2014	315,000	252,788

Station Casinos, Inc. sr. notes 6s, 2012 S	189,000	131,828

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	90,000	76,500

Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	93,000	96,720

Tenneco, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2015	35,000	31,413

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	90,000	84,825

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	185,000	112,850

THL Buildco, Inc. (Nortek Holdings, Inc.)
144A sr. sec. notes 10s, 2013	35,000	32,725

Toll Brothers, Inc. company guaranty
sr. unsec. sub. notes 8 1/4s, 2011	90,000	86,850

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	464,000	212,280

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	185,000	159,100

UCI Holdco, Inc. sr. unsec. notes FRN
10.276s, 2013 ‡‡	120,772	92,994

Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009 (In default) †	446,000	31,220

Vertis, Inc. 144A unsec. sub. notes
13 1/2s, 2009 (In default) †	70,000	1,050

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	380,000	346,275

Yankee Acquisition Corp. company
guaranty sr. sub. notes Ser. B,
8 1/2s, 2015 S	325,000	250,250

		10,168,033
Consumer Staples (5.2%)
Adelphia Communications Corp.
escrow zero %, 2009	235,000	19,681

Adelphia Communications Corp.
escrow bonds zero %, 2010	20,000	1,675

Affinion Group, Inc. company guaranty
11 1/2s, 2015	100,000	97,500

Affinion Group, Inc. company guaranty
10 1/8s, 2013	245,000	241,325

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Consumer Staples cont.
Affinity Group, Inc. sr. sub. notes
9s, 2012	$190,000	$169,100

AMC Entertainment, Inc. company
guaranty 11s, 2016	217,000	220,255

Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	225,000	203,625

Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016	150,000	102,375

Avis Budget Car Rental, LLC company
guaranty 7 5/8s, 2014	100,000	71,000

Buffets, Inc. company guaranty 12 1/2s,
2014 (In default) †	110,000	1,100

Cablevision Systems Corp. sr. notes
Ser. B, 8s, 2012	100,000	99,000

CCH I, LLC sec. notes 11s, 2015	422,000	323,885

CCH II, LLC sr. unsec. notes
10 1/4s, 2010	350,000	336,000

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010	505,000	482,275

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	380,000	308,750

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	30,000	25,575

Church & Dwight Co., Inc. company
guaranty 6s, 2012	130,000	126,750

Cinemark, Inc. sr. disc. notes
stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	115,000	110,975

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	145,000	138,475

CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	3,000	3,045

CSC Holdings, Inc. sr. notes
6 3/4s, 2012	205,000	199,875

CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	20,000	20,100

Dean Foods Co. company guaranty
sr. unsec. unsub. notes 7s, 2016 S	125,000	115,625

Del Monte Corp. sr. sub. notes
8 5/8s, 2012	375,000	378,750

DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	350,000	329,875

DirecTV Holdings, LLC 144A sr. notes
7 5/8s, 2016	55,000	54,863

Echostar DBS Corp. company guaranty
6 5/8s, 2014	30,000	27,600

Echostar DBS Corp. sr. notes
6 3/8s, 2011	280,000	273,700

Elizabeth Arden, Inc. company guaranty
7 3/4s, 2014	155,000	144,925

Hertz Corp. company guaranty
8 7/8s, 2014	375,000	351,094

Idearc, Inc. company guaranty 8s, 2016	535,000	242,088

Jarden Corp. company guaranty
7 1/2s, 2017 S	280,000	249,200

Marquee Holdings, Inc. sr. disc. notes
12s, 2014	185,000	147,075

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	200,000	202,500

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Consumer Staples cont.
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	$190,000	$130,150

Pinnacle Foods Finance LLC sr. sub.
notes 10 5/8s, 2017	100,000	80,000

Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	387,000	388,935

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	206,000	151,410

R.H. Donnelley Corp. sr. unsec. notes
6 7/8s, 2013	1,000	550

R.H. Donnelley Corp. sr. unsec. unsub.
notes 8 7/8s, 2017	1,000	515

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	180,000	183,600

Rite Aid Corp. company guaranty
9 3/8s, 2015	150,000	96,750

Rite Aid Corp. sec. notes 7 1/2s, 2017	65,000	53,950

Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	180,000	140,850

Spectrum Brands, Inc. company guaranty
7 3/8s, 2015	270,000	141,750

Spectrum Brands, Inc. sr. unsec. sub.
notes company guaranty stepped-coupon
11 1/2s (12s, 10/2/08), 2013 †† ‡‡	150,000	105,000

United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	35,000	31,238

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	290,000	282,025

Universal City Florida Holding Co.
sr. unsec. notes FRN 7.551s, 2010	107,000	103,523

Univision Communications, Inc. 144A
company guaranty unsec. notes
9 3/4s, 2015 ‡‡	120,000	85,800

		7,795,682
Energy (5.6%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	445,000	443,888

Chaparral Energy, Inc. company guaranty
sr. unsec. notes 8 7/8s, 2017	380,000	329,650

CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	240,000	249,600

Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	190,000	191,900

Chesapeake Energy Corp. sr. notes
7s, 2014	250,000	247,500

Complete Production Services, Inc.
company guaranty 8s, 2016 S	295,000	289,838

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	395,000	370,806

Comstock Resources, Inc. sr. notes
6 7/8s, 2012	120,000	115,500

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	300,000	309,750

Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	345,000	336,806

Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	14,000	13,755

El Paso Natural Gas Co. debs.
8 5/8s, 2022	40,000	44,043

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Energy cont.
Encore Acquisition Co. sr. sub. notes
6 1/4s, 2014	$60,000	$53,700

Encore Acquisition Co. sr. sub. notes
6s, 2015	213,000	185,843

Forest Oil Corp. sr. notes 8s, 2011	150,000	153,375

Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	365,000	323,938

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	345,000	343,275

Hilcorp Energy I LP/Hilcorp Finance Co.
144A sr. unsec. notes 7 3/4s, 2015	320,000	289,600

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	285,000	256,500

Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014	295,000	297,213

Newfield Exploration Co. sr. sub. notes
7 1/8s, 2018	90,000	84,600

Newfield Exploration Co. sr. sub. notes
6 5/8s, 2014	210,000	197,663

Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	95,000	95,232

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	275,000	283,250

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	155,000	154,225

Petroleum Development Corp.
company guaranty sr. unsec. notes
12s, 2018	255,000	266,475

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	80,000	72,400

Petroplus Finance, Ltd. 144A company
guaranty 7s, 2017 (Bermuda)	240,000	213,000

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	75,000	71,438

Plains Exploration & Production Co.
company guaranty 7s, 2017	375,000	337,500

Pride International, Inc. sr. unsec. notes
7 3/8s, 2014	265,000	268,975

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	50,000	48,375

Range Resources Corp. company
guaranty sr. sub. notes 7 1/4s, 2018	55,000	53,350

Sabine Pass LNG LP sec. notes
7 1/2s, 2016	100,000	87,500

SandRidge Energy, Inc. sr. notes
8s, 2018	20,000	18,750

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN6.416s, 2014	75,000	70,337

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. notes 8 5/8s, 2015 ‡‡	210,000	203,175

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes
9 3/4s, 2015	350,000	258,125

Targa Resources, Inc. company guaranty
sr. unsec. notes 8 1/2s, 2013	410,000	389,500

Whiting Petroleum Corp. company
guaranty 7s, 2014	365,000	346,750

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012	35,000	37,188

		8,404,288

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Financial (1.5%)
E*Trade Financial Corp. sr. unsec. notes
8s, 2011	$105,000	$95,025

GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010	445,000	355,106

GMAC, LLC sr. unsec. unsub. notes
7s, 2012	75,000	45,010

GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012	520,000	305,055

GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014	450,000	244,335

GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012	140,000	81,921

GMAC, LLC sr. unsec. unsub. notes
FRN 5.011s, 2014	25,000	13,121

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	143,550

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	165,000	147,263

Lender Processing Services, Inc. 144A
sr. unsec. notes 8 1/8s, 2016	235,000	238,819

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	115,000	115,719

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	140,000	131,775

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	75,000	69,806

Nuveen Investments, Inc. 144A sr. notes
10 1/2s, 2015	170,000	147,475

Rouse Co., LP (The)/TRC Property
Holdings, Inc. 144A sr. unsec. unsub. notes
6 3/4s, 2013 R	20,000	16,622

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.679s, 2014	35,000	27,913

		2,178,515
Health Care (4.4%)
AMR Holding Co., Inc./EmCare
Holding Co., Inc. sr. sub. notes
10s, 2015	320,000	335,200

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	435,000	439,350

DaVita, Inc. company guaranty
6 5/8s, 2013	285,000	277,875

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	280,000	263,200

HCA, Inc. company guaranty sr. sec.
notes 9 5/8s, 2016 ‡‡	140,000	141,225

HCA, Inc. sr. notes 6.95s, 2012	70,000	65,275

HCA, Inc. sr. sec. notes 9 1/4s, 2016	600,000	617,250

HCA, Inc. sr. sec. notes 9 1/8s, 2014	145,000	148,988

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	65,000	53,625

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	360,000	313,200

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	355,000	355,888

Omnicare, Inc. company guaranty
6 3/4s, 2013	10,000	9,375

Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	135,000	124,875

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	375,000	363,750

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Health Care cont.
Select Medical Corp. company guaranty
7 5/8s, 2015	$395,000	$339,700

Service Corporation International sr.
notes 7s, 2017	65,000	60,613

Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	340,000	328,100

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	330,000	330,000

Surgical Care Affiliates, Inc. 144A sr. sub.
notes 10s, 2017	80,000	60,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	265,000	230,550

Tenet Healthcare Corp. notes
7 3/8s, 2013	275,000	258,156

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	305,000	294,325

US Oncology Holdings, Inc. sr. unsec.
notes FRN 7.949s, 2012 ‡‡	94,000	73,085

US Oncology, Inc. company guaranty
9s, 2012	250,000	250,000

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	325,000	319,313

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	280,000	295,400

Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 R	75,000	75,375

Ventas Realty LP/Capital Corp. sr. notes
6 5/8s, 2014 R	50,000	48,438

Ventas Realty LP/Capital Corp. sr. notes
6 1/2s, 2016 R	80,000	76,000

		6,548,131
Technology (2.8%)
Activant Solutions, Inc. company guaranty
9 1/2s, 2016	345,000	260,475

Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	238,000	180,880

Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	184,000	172,500

Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	115,000	125,925

Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	130,000	139,913

Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	85,000	85,213

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	280,000	268,800

Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	205,000	189,625

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014 S	390,000	315,900

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016 S	120,000	92,100

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
9 1/8s, 2014 ‡‡	15,000	11,700

Iron Mountain, Inc. company guaranty
8 3/4s, 2018	70,000	71,575

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Technology cont.
Iron Mountain, Inc. company guaranty
8 5/8s, 2013	$140,000	$140,700

Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	70,000	68,250

Lucent Technologies, Inc. unsec. debs.
6.45s, 2029	130,000	90,350

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	90,000	57,713

Nortel Networks, Ltd. company
guaranty sr. unsec. notes 10 3/4s,
2016 (Canada)	165,000	152,625

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN 7.041s,
2011 (Canada)	180,000	166,950

NXP BV/NXP Funding, LLC company
guaranty sr. sec. notes FRN 5.541s,
2013 (Netherlands)	170,000	132,175

NXP BV/NXP Funding, LLC sec. notes
7 7/8s, 2014 (Netherlands)	275,000	225,500

Open Solutions, Inc. 144A sr. sub. notes
9 3/4s, 2015	330,000	234,300

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	178,000	179,335

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	356,000	361,340

Travelport LLC company guaranty
11 7/8s, 2016	65,000	48,913

Travelport LLC company guaranty
9 7/8s, 2014	190,000	155,325

Xerox Capital Trust I company guaranty
8s, 2027	285,000	271,365

		4,199,447
Utilities & Power (3.3%)
AES Corp. (The) sr. unsec. unsub.
notes 8s, 2017	85,000	83,725

AES Corp. (The) 144A sec. notes
8 3/4s, 2013	123,000	127,305

AES Corp. (The) 144A sr. notes
8s, 2020	55,000	52,663

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012	120,000	126,000

CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	73,613

CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	41,196

Colorado Interstate Gas Co. debs.
6.85s, 2037	95,000	88,605

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	125,000	122,188

Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	75,000	75,000

Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	90,000	90,225

Edison Mission Energy sr. unsec. notes
7.2s, 2019	155,000	148,800

Edison Mission Energy sr. unsec. notes
7s, 2017	110,000	105,325

El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	100,000	98,750

Ferrellgas LP/Finance sr. notes
8 3/4s, 2012	280,000	260,400

CORPORATE BONDS	Principal
AND NOTES (40.3%)* cont.	amount	Value

Utilities & Power cont.
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	$155,000	$134,850

Ferrellgas LP/Finance 144A sr. notes
6 3/4s, 2014	50,000	43,500

Ipalco Enterprises, Inc. sr. sec. notes
7 5/8s, 2011	75,000	78,000

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	25,000	25,063

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	170,000	173,825

Mirant North America, LLC company
guaranty 7 3/8s, 2013	235,000	233,238

NRG Energy, Inc. company guaranty
7 3/8s, 2017	100,000	97,750

NRG Energy, Inc. company guaranty
7 1/4s, 2014	80,000	78,900

NRG Energy, Inc. sr. notes 7 3/8s, 2016	730,000	720,875

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	245,000	264,600

PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	265,000	267,650

Public Service Co. of New Mexico
sr. unsec. notes 7.95s, 2018	80,000	79,116

Reliant Resources, Inc. sr. unsec. unsub.
notes 7 5/8s, 2014	80,000	77,400

Sierra Pacific Power Co. general ref. mtge.
6 1/4s, 2012	35,000	35,995

Sierra Pacific Resources sr. unsec. notes
8 5/8s, 2014	270,000	282,393

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	35,000	35,617

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7s, 2012	60,000	60,622

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015	10,000	9,808

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	40,000	41,757

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	15,000	14,500

Texas Competitive Electric
Holdings Co., LLC company guaranty
10 1/4s, 2015	430,000	428,925

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	150,000	155,094

Utilicorp United, Inc. sr. unsec. notes
7.95s, 2011	5,000	5,180

Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes
7 1/4s, 2017	75,000	75,188

		4,913,641

Total corporate bonds and notes (cost $66,691,654)		$60,335,614

CONVERTIBLE BONDS	Principal
AND NOTES (27.8%)*	amount	Value

Capital Goods (1.1%)
Alliant Techsystems, Inc. cv. sr. sub.
notes 2 3/4s, 2024	$115,000	$156,113

Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	135,000	130,613

WESCO International, Inc. cv. sr.
unsec. company guaranty debs.
1 3/4s, 2026	1,633,000	1,353,349

		1,640,075
Communication Services (1.9%)
Level 3 Communications, Inc.
cv. sr. notes 3 1/2s, 2012	1,700,000	1,449,250

NII Holdings, Inc. cv. unsec. notes
3 1/8s, 2012	1,700,000	1,459,875

		2,909,125
Consumer Cyclicals (2.6%)
Fleetwood Enterprises, Inc. cv. sr. sub.
notes 5s, 2023	1,400,000	1,328,250

Pier 1 Imports, Inc. cv. sr. unsec. notes
company guaranty 6 3/8s, 2036	130,000	101,888

Pier 1 Imports, Inc. 144A cv. sr. unsec.
notes company guaranty
stepped-coupon 6 3/8s (6 1/8s,
2/15/11) 2036 ††	1,541,000	1,207,759

Rewards Network, Inc. cv. sub. debs.
3 1/4s, 2023	1,300,000	1,209,000

		3,846,897
Consumer Staples (4.0%)
Chiquita Brands International cv. sr.
unsec. notes 4 1/4s, 2016	1,290,000	1,173,900

Pantry, Inc. (The) cv. sr. sub. notes
3s, 2012	2,100,000	1,640,625

Rite Aid Corp. cv. sr. unsec. unsub.
notes 8 1/2s, 2015	470,000	332,948

Sinclair Broadcast Group, Inc. cv. bonds
6s, 2012	1,745,000	1,550,869

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	1,380,000	1,266,150

		5,964,492
Energy (1.0%)
International Coal Group, Inc. 144A
cv. company guaranty 9s, 2012	845,000	1,514,663

		1,514,663
Financial (6.3%)
Boston Private Financial Holdings, Inc.
cv. sr. unsec. notes 3s, 2027	1,700,000	1,572,500

Charming Shoppes cv. sr. unsec. notes
1 1/8s, 2014	2,060,000	1,351,875

Countrywide Financial Corp. 144A
cv. company guaranty sr. unsec. notes
FRN Ser. A, zero %, 2037	1,800,000	1,746,000

General Growth Properties, Inc. 144A
cv. sr. notes 3.98s, 2027	1,800,000	1,298,250

KKR Financial Holdings, LLC 144A cv.
sr. unsec. notes 7s, 2012	1,157,000	902,460

MGIC Investment Corp. 144A cv. jr.
unsec. sub. debs. 9s, 2063	1,420,000	1,325,286

Sunstone Hotel Partnership, LLC
144A cv. company guaranty 4.6s, 2027 R	1,600,000	1,240,000

		9,436,371

CONVERTIBLE BONDS	Principal
AND NOTES (27.8%)* cont.	amount	Value

Health Care (2.3%)
CV Therapeutics, Inc. cv. sub. notes
3 1/4s, 2013	$1,650,000	$1,278,750

EPIX Medical, Inc. cv. sr. notes 3s, 2024	1,470,000	962,850

Omnicare, Inc. cv. debs. Ser. OCR,
3 1/4s, 2035	1,663,000	1,249,329

		3,490,929
Technology (8.6%)
Acquicor Technology, Inc. 144A
cv. notes 8s, 2011	532,000	281,960

Advanced Micro Devices, Inc. cv. sr.
unsec. notes 5 3/4s, 2012	1,900,000	1,296,750

Arris Group, Inc. cv. sr. unsec. notes
2s, 2026	1,925,000	1,669,245

Borland Software Corp. 144A cv. sr.
notes 2 3/4s, 2012	1,310,000	985,775

Cray, Inc. cv. sr. sub. notes 3s, 2024	1,300,000	1,126,125

LSI Logic Corp. cv. sub. notes 4s, 2010	1,012,000	985,435

Mentor Graphics Corp. cv. sub. notes
FRN 4.448s, 2023	1,400,000	1,372,000

Nortel Networks Corp. cv. sr. unsec.
notes company guaranty 2 1/8s,
2014 (Canada)	2,000,000	1,228,600

RF Micro Devices, Inc. cv. unsec. sub
notes 1s, 2014	1,370,000	978,153

Safeguard Scientifics, Inc. cv. sr. notes
2 5/8s, 2024	200,000	155,000

Safeguard Scientifics, Inc. 144A cv. sr.
notes 2 5/8s, 2024	1,900,000	1,472,500

SanDisk Corp. cv. sr. unsec. unsub.
notes 1s, 2013	1,900,000	1,280,125

		12,831,668

Total convertible bonds and notes
(cost $42,862,936)		$41,634,220

CONVERTIBLE PREFERRED
SECURITIES (26.5%)*	Shares	Value

Basic Materials (3.3%)
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	14,087	$1,826,027

Smurfit-Stone Container Corp. Ser. A,
$1.75 cum. cv. pfd.	79,320	1,348,440

Vale Capital, Ltd. Ser. RIO, $2.75 cv.
pfd. (Cayman Islands)	24,600	1,276,125

Vale Capital, Ltd. Ser. RIO P, $2.75 cv.
pfd. (Cayman Islands)	7,890	428,033

		4,878,625
Capital Goods (0.9%)
Avery Dennison Corp.
$3.938 cv. pfd.	29,880	1,404,958

		1,404,958
Communication Services (2.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum.
cv. pfd.	30,900	1,259,175

Crown Castle International Corp. $3.125
cum. cv. pfd.	34,800	1,905,300

		3,164,475

CONVERTIBLE PREFERRED
SECURITIES (26.5%)* cont.	Shares	Value

Consumer Cyclicals (4.0%)
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	27,759	$624,578

Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.	61,900	1,423,700

General Motors Corp. $1.563
cum. cv. pfd.	97,000	1,103,375

Retail Ventures, Inc. $3.312 cv. pfd.	27,400	856,250

Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	395,000

Stanley Works (The) 5.125% units
cv. ARP	1,882,000	1,612,309

		6,015,212
Consumer Staples (2.6%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,740	1,475,102

Newell Financial Trust I $2.625
cum. cv. pfd.	28,800	1,288,800

Universal Corp. 6.75% cv. pfd.	870	1,075,538

		3,839,440
Energy (2.9%)
Chesapeake Energy Corp. $4.50
cum. cv. pfd.	18,400	2,302,263

Edge Petroleum Ser. A, $2.875
cum. cv. pfd.	27,750	788,100

McMoRan Exploration Co. $6.75
cum. cv. pfd.	6,800	1,253,968

		4,344,331
Financial (6.7%)
Alleghany Corp. 5.75% cv. pfd.	3,100	915,615

Ambac Financial Group, Inc.
$4.75 cv. pfd.	9,540	469,845

Bank of America Corp. Ser. L,
7.25% cv. pfd.	1,387	1,258,703

Fannie Mae Ser. 04-1, 5.375% cv. pfd.	16	548,000

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	88,700	1,391,481

Legg Mason, Inc. cv. pfd. $3.50	14,200	604,664

Lehman Brothers Holdings, Inc.
Ser. P, 7.25% cv. pfd.	850	552,500

Lehman Brothers Holdings, Inc.
Ser. Q, 8.75% cv. pfd.	1,000	623,750

Nationwide Health Properties, Inc. Ser. B,
$7.75 cv. pfd. R	13,800	2,145,900

Washington Mutual, Inc. Ser. R,
7.75% cv. pfd.	985	364,943

Webster Financial Corp. Ser. A,
8.50% cv. pfd.	1,270	1,187,450

		10,062,851
Health Care (1.5%)
Mylan, Inc. 6.50% cv. pfd.	980	880,358

Schering-Plough Corp. 6.00%
cum. cv. pfd.	7,100	1,313,500

		2,193,858
Utilities & Power (2.5%)
AES Trust III $3.375 cv. pfd.	27,800	1,297,913

El Paso Energy Capital Trust I
$2.375 cv. pfd.	36,050	1,354,128

Entergy Corp. $3.813 cv. pfd.	18,500	1,133,125

		3,785,166

Total convertible preferred securities
(cost $46,703,957)		$39,688,916

UNITS (1.4%)	Units	Value

Elf Special Financing, Ltd 144A cv. units FRN
Ser. B, 3.126s, 2009 (Cayman Islands)	90,000	$895,770

Hercules, Inc. cv. jr. unsec. sub. debs. units
6 1/2s, 2009	1,540,000	1,262,800

Total units (cost $2,135,845)		$2,158,570

COMMON STOCKS (1.0%)*	Shares	Value

AboveNet, Inc. †	43	$2,580

Adelphia Recovery Trust (Ser. ACC-1) †	248,982	11,204

Bohai Bay Litigation, LLC (Units) F	406	5,747

Cinemark Holdings, Inc.	7,000	102,830

Community Health Systems, Inc. †	3,100	106,981

El Paso Corp. S	4,940	82,794

Elizabeth Arden, Inc. †	2,645	54,117

ExpressJet Holdings, Inc. †	2,604,879	520,976

Jarden Corp. † S	3,570	91,642

Northrop Grumman Corp.	1	69

COMMON STOCKS (1.0%)* cont.	Shares	Value

NRG Energy, Inc. †	2,750	$103,510

Pinnacle Entertainment, Inc. †	4,700	52,123

Qwest Communications
International, Inc. S	13,125	49,613

Service Corporation International	9,975	101,845

Titan Europe PLC (United Kingdom)	9,520	24,757

Titan International, Inc.	1,106	29,574

Williams Cos., Inc. (The)	2,765	85,411

Total common stocks (cost $1,996,008)		$1,425,773

FOREIGN GOVERNMENT BONDS	Principal
AND NOTES (0.1%)*	amount	Value

Argentina (Republic of) FRB 3s,2013	$225,000	$108,338

Total foreign government bonds and notes
(cost $114,750)		$108,338

SENIOR LOANS (—%)* [c]			Principal amount	Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 4.65s, 2014			$91,033	$48,930

GateHouse Media, Inc. bank term loan FRN Ser. DD, 4.788s, 2014			33,967	18,257

Total senior loans (cost $116,177)				$67,187

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/8/10	$24.00	20	$601

AboveNet, Inc.	9/8/08	20.00	17	680

Dayton Superior Corp. 144A F	6/15/09	0.01	270	706

New ASAT Finance, Ltd. (Cayman Islands) F	2/1/11	0.01	23,400	365

Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR 0.001	119	3,411

Total warrants (cost $10,328)				$5,763

SHORT-TERM INVESTMENTS (4.2%)*		Principal amount/shares		Value

Putnam Prime Money Market Fund [e]			4,161,521	$4,161,521

Short-term investments held as collateral for loaned securities with yields ranging from 1.75% to 3.03%
and due dates ranging from September 2, 2008 to October 28, 2008 [d]			$2,176,504	2,173,033

Total short-term investments (cost $6,334,554)				$6,334,554

TOTAL INVESTMENTS

Total investments (cost $166,966,209)				$151,758,935

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar

* Percentages indicated are based on net assets of $149,717,465.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees. On August 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2008.

At August 31, 2008, liquid assets totaling $95,987 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Adjustable Rate Preferred Stock (ARP), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2008.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $75,078)	Value	face value	date	depreciation

Euro	$71,083	$75,078	9/17/08	$(3,995)

Total				$(3,995)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/08		Aggregate	Delivery	Unrealized
(aggregate face value $713,965)	Value	face value	date	appreciation

Euro	$675,653	$713,965	9/17/08	$38,312

Total				$38,312

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08

Swap	Notional	Termination	Payments made by	Payments received by	Unrealized
counterparty	amount	date	fund per annum	fund per annum	appreciation

JPMorgan Chase Bank, N.A.
	$3,800,000	6/9/13	3 month USD-LIBOR-BBA	4.21875%	$48,767

Total					$48,767

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08				Fixed payments	Unrealized
Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	$—	$45,000	12/20/08	550 bp	$(652)

Nalco, Co. 7.75%,11/15/11	—	45,000	9/20/12	350 bp	(186)

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	—	45,000	12/20/08	725 bp	(249)

Abitibibowater Inc., 6 1/2%, 6/15/13	—	45,000	12/20/08	800 bp	(76)

Abitibibowater Inc., 6 1/2%, 6/15/13	—	45,000	12/20/08	825 bp	(18)

Amkor Technologies, Inc., 7 3/4%, 5/15/13	—	100,000	6/20/13	450 bp	(4,627)

Freescale Semiconductor, 8 7/8%, 12/15/14	—	120,000	9/20/12	495 bp	(12,044)

Credit Suisse International
Advanced Micro Devices, 7 3/4%, 11/1/12	—	60,000	6/20/09	165 bp	(4,451)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	80,000	6/20/17	297 bp	(7,695)

Deutsche Bank AG
Nalco, Co. 7.75%, 11/15/11	—	35,000	12/20/12	363 bp	(136)

Goldman Sachs International
Allied Waste, N.A. 7 3/8%, 4/15/14	—	20,000	9/20/13	295 bp	900

Any one of the underlying securities in the basket of BB CMBS securities	—	108,000	a	2.461%	(18,326)

General Motors Corp., 7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	368

General Motors Corp., 7 1/8%, 7/15/13	—	175,000	9/20/08	620 bp	1,841

Nalco, Co. 7.75%, 11/15/11	—	90,000	9/20/13	405 bp	(366)

JPMorgan Chase Bank, N.A.
Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—	15,000	3/20/13	685 bp	(405)

Lehman Brothers Special Financing, Inc.
Allied Waste, N.A. 7 3/8%, 4/15/14	—	20,000	9/20/13	275 bp	673

Community Health Systems, 8 7/8%, 7/15/15	—	143,000	12/20/12	360 bp	(4,682)

Jefferson Smurfit Corp., 7 1/2%, 6/1/13		20,000	3/20/13	645 bp	(823)

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	—	100,000	9/20/12	395 bp	(963)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 cont.				Fixed payments	Unrealized
	Upfront premium	Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
General Motors Corp., 7 1/8%, 7/15/13	$—	$120,000	9/20/08	500 bp	$871

Merrill Lynch International
Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	80,000	6/20/17	295 bp	(7,788)

Morgan Stanley Capital Services, Inc.
Aramark Services, Inc., 8.5%, 2/1/15	—	135,000	12/20/12	355 bp	(2,930)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—	80,000	6/20/12	225 bp	(4,229)

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	330 bp	(563)

Nalco, Co. 7.75%, 11/15/11	—	55,000	3/20/13	460 bp	1,707

Total					$(64,849)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/08

ASSETS

Investment in securities, at value, including $2,119,521 of
securities on loan (Note 1):
Unaffiliated issuers (identified cost $162,804,688)	$147,597,414
Affiliated issuers (identified cost $4,161,521) (Note 5)	4,161,521

Cash	45,233

Dividends, interest and other receivables	1,953,427

Unrealized appreciation on swap contracts (Note 1)	55,127

Receivable for open forward currency contracts (Note 1)	38,312

Total assets	153,851,034

LIABILITIES

Distributions payable to shareholders	825,421

Payable for securities purchased	254,208

Payable for shares of the fund repurchased (Note 4)	278,950

Payable for compensation of Manager (Notes 2 and 5)	275,342

Payable for investor servicing fees (Note 2)	6,401

Payable for custodian fees (Note 2)	5,384

Payable for Trustee compensation and expenses (Note 2)	91,799

Payable for administrative services (Note 2)	1,357

Payable for open forward currency contracts (Note 1)	3,995

Unrealized depreciation on swap contracts (Note 1)	71,209

Collateral on securities loaned, at value (Note 1)	2,173,033

Other accrued expenses	146,470

Total liabilities	4,133,569

Net assets	$149,717,465

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$181,899,921

Undistributed net investment income (Note 1)	1,308,572

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(18,298,076)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(15,192,952)

Total — Representing net assets applicable
to capital shares outstanding	$149,717,465

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($149,717,465 divided by 18,183,762 shares)	$8.23

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/08

INVESTMENT INCOME

Interest (net of foreign tax of $715) (including interest income
of $106,091 from investments in affiliated issuers) (Note 5)	$8,739,112

Dividends	3,327,240

Securities lending	24,442

Total investment income	12,090,794

EXPENSES

Compensation of Manager (Note 2)	1,157,763

Investor servicing fees (Note 2)	82,460

Custodian fees (Note 2)	13,607

Trustee compensation and expenses (Note 2)	28,417

Administrative services (Note 2)	19,630

Auditing	140,812

Other	140,880

Fees waived and reimbursed by Manager (Note 5)	(2,358)

Total expenses	1,581,211

Expense reduction (Note 2)	(5,571)

Net expenses	1,575,640

Net investment income	10,515,154

Net realized loss on investments (Notes 1 and 3)	(1,416,402)

Net realized gain on swap contracts (Note 1)	163,962

Net realized loss on foreign currency transactions (Note 1)	(116,386)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	46,418

Net unrealized depreciation of investments
and swap contracts during the year	(16,900,787)

Net loss on investments	(18,223,195)

Net decrease in net assets resulting from operations	$(7,708,041)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	8/31/08	8/31/07

Operations:

Net investment income	$10,515,154	$11,713,161

Net realized gain (loss) on investments
and foreign currency transactions	(1,368,826)	9,511,710

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(16,854,369)	(2,290,270)

Net increase (decrease) in net assets
resulting from operations	(7,708,041)	18,934,601

Distributions to shareholders (Note 1):

From ordinary income

Net investment income	(10,311,234)	(11,667,047)

Decrease from capital share transactions
(Note 4)	(8,252,033)	(21,860,569)

Total decrease in net assets	(26,271,308)	(14,593,015)

NET ASSETS

Beginning of year	175,988,773	190,581,788

End of year (including undistributed net
investment income of $1,308,572 and
$896,337, respectively)	$149,717,465	$175,988,773

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	19,235,900	21,616,241

Shares repurchased (Note 4)	(1,052,138)	(2,378,016)

Retirement of shares held by the fund	—	(2,325)

Shares outstanding at end of year	18,183,762	19,235,900

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04
Net asset value, beginning of period	$9.15	$8.82	$8.69	$8.37	$7.73
Investment operations:

Net investment income (loss) [a,b]	.56	.55	.54	.52 [f]	.57

Net realized and unrealized gain (loss) on investments	(.98)	.30	.06	.36	.63

Total from investment operations	(.42)	.85	.60	.88	1.20
Less distributions:

From net investment income	(.55)	(.55)	(.53)	(.56)	(.56)

Total distributions	(.55)	(.55)	(.53)	(.56)	(.56)
Increase from repurchase of shares	.05	.03	.04	—	—

Increase from payments by affiliates	—	—	.02 [e]	—	—

Net asset value, end of period	$8.23	$9.15	$8.82	$8.69	$8.37

Market price, end of period	$7.29	$8.24	$7.87	$7.80	$7.62

Total return at market price (%) [c]	(5.09)	11.64	8.05	9.89	12.06

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$149,717	$175,989	$190,582	$195,644	$115,776

Ratio of expenses to average net assets (%) [b,d]	.96	.96	1.05	1.06	1.09

Ratio of net investment income (loss) to average net assets (%) [b]	6.36	5.96	6.18	6.13 [f]	6.88

Portfolio turnover (%)	42.35	44.22	47.76	46.13	61.92

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% .

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/08

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $2,119,521. The fund received cash collateral of $2,173,033 which is pooled with collateral of other Putnam funds into 78 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2008, the fund had a capital loss carryover of $16,811,097 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$3,039,504	August 31, 2009

6,606,338	August 31, 2010

7,031,613	August 31, 2011

133,642	August 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009 $993,410 of losses recognized during the period November 1, 2007 to August 31, 2008.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, dividends payable, income on swap contracts, and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2008, the fund reclassified $208,315 to increase undistributed net investment income and $14,573 to increase paid-in-capital, with an increase to accumulated net realized losses of $222,888.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2008 were as follows:

Unrealized appreciation	$5,096,627
Unrealized depreciation	(20,626,812)

Net unrealized depreciation	(15,530,185)
Undistributed ordinary income	2,152,966
Capital loss carryforward	(16,811,097)
Post-October loss	(993,410)

Cost of federal income tax purposes	$167,289,120

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended August 31, 2008, the fund incurred $84,057 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended August 31, 2008, the fund’s expenses were reduced by $3,882 under the expense offset arrangements and by $1,689 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $305, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,355,856 and $75,077,063, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended August 31, 2008, the fund repurchased 1,052,138 common shares for an aggregate purchase price of $8,252,033, which reflects a weighted-average discount from net asset value per share of 10.9% .

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2008, management fees paid were reduced by $2,358 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $106,091 for the year ended August 31, 2008. During the year ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $55,774,772 and $57,856,357, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 9: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information and compliance certifications (unaudited)

Federal tax information

The fund designated 26.09% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2008, the fund hereby designates 26.09%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Compliance certifications

On February 28, 2008, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

January 31, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	17,023,608	486,169

Charles B. Curtis	17,019,706	490,071

Robert J. Darretta	16,993,045	516,732

Myra R. Drucker	17,008,382	501,395

Charles E. Haldeman, Jr.	17,012,027	497,750

John A. Hill	17,016,454	493,323

Paul L. Joskow	17,011,501	498,276

Elizabeth T. Kennan	16,989,866	519,911

Kenneth R. Leibler	17,002,573	507,204

Robert E. Patterson	17,019,161	490,616

George Putnam, III	17,018,041	491,736

W. Thomas Stephens*	16,997,011	512,766

Richard B. Worley	17,002,647	507,130

All tabulations are rounded to the nearest whole number.

* Mr. Stephens retired from the Board of Trustees of Putnam funds on March 14, 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President

John A. Hill, Chairman	Francis J. McNamara, III
Jameson A. Baxter, Vice Chairman	Vice President and Chief Legal Officer
Charles B. Curtis
Robert J. Darretta	Robert R. Leveille
Myra R. Drucker	Vice President and Chief Compliance Officer
Charles E. Haldeman, Jr.
Paul L. Joskow	Mark C. Trenchard
Elizabeth T. Kennan	Vice President and BSA Compliance Officer
Kenneth R. Leibler
Robert E. Patterson	Judith Cohen
George Putnam, III	Vice President, Clerk and Assistant Treasurer
Robert L. Reynolds
Richard B. Worley

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

AN710 252914 10/08

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c ) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2008	$130,218	$--	$10,593	$-

August 31, 2007	$98,764	$2	$9,879	$1,042

For the fiscal years ended August 31, 2008 and August 31 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $88,831 and 126,139 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2008	$ -	$ 15,000	$ -	$ -

August 31,
2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

* who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

* the company undergoes a change in control, and

* the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

* the company undergoes a change in control, and

* the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established a nomination committee composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leaders	Joined
	Fund	Employer	Positions Over Past Five Years

David King	2002	Putnam	Sr. Portfolio Manager
		Management
		1983 – Present

Robert Salvin	2004	Putnam	Portfolio Manager
		Management	Previously, Convertible Specialist and
		2000 – Present	Analyst

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and
Portfolio Leader or	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Member	and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

David King	7	$5,313,100,000	7	$179,200,000	7	$269,300,000

Robert Salvin	8	$3,960,700,000	5	$400,600,000	6	$474,200,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

* The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

* The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

* The trading of other accounts could be used to benefit higher-fee accounts (front- running).

* The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

* Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

* All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

* All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

* Front running is strictly prohibited.

* The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is the fund’s its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30,
2007	89,831	$8.36	89,831	1,035,495
October 1 -
October 5, 2007	-	-	-	1,035,495
October 6 -
October 31, 2007 102,718		$8.34	102,718	1,811,889
November 1 -
November 30,
2007	95,836	$7.92	95,836	1,716,053
December 1 -
December 31,
2007	83,416	$7.88	83,416	1,632,637
January 1 -
January 31, 2008 50,113		$7.80	50,113	1,582,524
February 1 -
February 28, 200 79,622		$7.79	79,622	1,502,902
March 1 - March
31, 2008	97,630	$7.58	97,630	1,405,272
April 1 - April 30,
2008	99,203	$7.84	99,203	1,306,069
May 1 - May 31,
2008	90,845	$8.16	90,845	1,215,224
June 1 - June 30	69,405	$7.93	69,405	1,145,819

2008
July 1 - July 31,
2008	99,256	$7.32	99,256	1,046,563
August 1 - Augus
31, 2008	94,263	$7.22	94,263	952,300

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,978 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,914,607 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008